UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 25, 2016

Commission File Number  001-33572

Bank of Marin Bancorp
(Exact name of Registrant as specified in its charter)

California	20-8859754
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

504 Redwood Blvd., Suite 100, Novato, CA	94947
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code:  (415) 763-4520

Not Applicable
(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On January 25, 2016, Bank of Marin Bancorp released its financial results for the year and quarter ended December 31, 2015. A copy of the press release is included as Exhibit 99.1.

Section 8 - Other Events

Item 8.01	Other Events

In the press release, Bank of Marin Bancorp also announced that on January 22, 2016, its Board of Directors approved a quarterly cash dividend of $0.25 per share, a $0.01 increase from the prior quarter. The cash dividend is payable to shareholders of record at the close of business on February 5, 2016 and will be payable on February 12, 2016. A copy of the press release is attached to this report as Exhibit 99.1.

Section 9 - Financial Statements and Exhibits

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)    Exhibits.

99.1	Press Release dated January 25, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 25, 2016	BANK OF MARIN BANCORP

	by:	/s/ Tani Girton

Tani Girton
Executive Vice President
and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description	Page Number

99.1	Press Release dated January 25, 2016	1-8